UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2008

InovaChem, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-52865	26-1946130
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
c/o Polymed Therapeutics
3040 Post Oak Boulevard, Suite 1110
Houston, Texas 77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

713.777.7088
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1) Previous Independent Registered Accounting Firm

(i) On April 28, 2008 the Board of Directors of InovaChem, Inc. (the”Company”) approved the dismissal of Gately & Associates, LLC (“Gately & Associates”) as independent registered public accounting firm for the Company.

(ii) Management of The Company has not had any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the period ended September 30, 2007 and through Gately & Associates’ termination on April 28, 2008, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) Because the Company does not have an audit committee, the Company’s Board of Directors participated in and approved the decision to change the Independent Registered Public Accounting Firm. Gately & Associates’ audits of the Company’s financial statements included in Form 10-SB for the period ending September 30, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iv) In connection with its review of financial statements through December 31, 2007, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) The Company has provided a copy of this disclosure to Gately and Associates and requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Registered Public Accounting Firm:

(i) The Company engaged, Salberg & Company, P.A. of Boca Raton, Florida, as its new Independent Registered Public Accounting Firm as of April 28, 2008. Prior to such date, the Company, did not consult with Salberg & Company, P.A. regarding (i) the application of accounting principles to a specific transaction, (ii) the type of audit opinion that might be rendered by Salberg & Company, P.A. on the Company’s financial statements or (iii) any other matter that was the subject of a disagreement between the Company and its former independent registered public accounting firm as described above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Exhibits

NUMBER	EXHIBIT
16.1	Letter from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVACHEM, INC.

By: /s/ William Zuo
             William Zuo
             Chairman & CEO

Dated: May 2, 2008